SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2004

Merrill Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maine	000-24715	01-0471507
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

201 Main Street, Bangor, Maine 04401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (207) 942-4800

Not Applicable

(Former name or former address, if changed since 1st report)

Item 7.                                                           Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report.  The following exhibits are furnished as part of this Report:

Exhibit No.	Description
99.1	Press release issued by Merrill Merchants Bancshares, Inc. on July 16, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 12.                 Results of Operations and Financial Condition

Earnings Release, dated July 16, 2004

On July 16, 2004, the Company announced its earnings for the second quarter of the 2004 fiscal year.  A copy of the press release dated July 16, 2004, describing second quarter earnings is furnished as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Merchants Bancshares, Inc.

By:	/s/ Deborah A. Jordan
Chief Financial Officer

Dated: July 16, 2004

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Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Merrill Merchants Bancshares, Inc. on July 16, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

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